Patrick Miller President and CEO Tim Trenary Chief Financial Officer Terry Hammett Treasurer and VP Investor Relations Commercial Vehicle Group, Inc. April 2018

Forward Looking Statements pg | 1 This presentation contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as "believe", "expect", "anticipate", "intend", "plan", "estimate", or similar expressions. In particular, this presentation may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and to enhance the Company, the future of the Company’s end markets, Class 8 and Class 5-7 North America build rates, performance of the global construction and agriculture equipment business, expected cost savings, the Company’s initiatives to address customer needs, organic growth, the Company’s economic growth plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) general economic or business conditions affecting the markets in which the Company serves or intends to serve; (ii) the Company's ability to develop or successfully introduce new products; (iii) risks associated with conducting business in foreign countries and currencies; (iv) increased competition in the heavy- and medium-duty truck, construction, agriculture, aftermarket, military, bus and other markets; (v) the Company’s failure to complete or successfully integrate strategic acquisitions; (vi) the impact of changes in governmental regulations on the Company's customers or on the Company’s business; (vii) the loss of business from a major customer, a collection of smaller customers or the discontinuation of particular commercial vehicle platforms; (viii) security breaches and other disruptions to our information systems and/or our business; (ix) the Company’s ability to obtain future financing due to changes in the capital markets or Company’s financial position; (x) the Company’s ability to comply with the financial covenants in its debt facilities; (xi) fluctuation in interest rates relating to the Company's debt facilities; (xii) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives; (xiii) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (xiv) volatility and cyclicality in the commercial vehicle market adversely affecting us; (xv) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xvi) changes to domestic manufacturing initiatives; (xvii) implementation of tax or other changes, by the United States or other international jurisdictions, related to products manufactured in one or more jurisdictions where we do business; and (xviii) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending December 31, 2017. There can be no assurance that statements made in this presentation relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements.

Company Overview pg | 2 Leading supplier of a full range of cab related products and systems for the global commercial vehicle market • Global sales, engineering, manufacturing and assembly capabilities • Supplier to many of the leading medium and heavy duty truck, construction equipment and specialty commercial vehicle OEMs • Major product brands Additional information about the Company and its products is available at www.cvgrp.com. • NASDAQ: CVGI • Global Presence : 23 Facilities / 9 Countries • Employees: 8,900* • Shares Outstanding: 31 M* • Market Cap: $331 M* • LTM Sales: $755 M* • LTM Adjusted Operating Income: $36 M** * As of 12/31/17 ** Non-GAAP – See appendix

pg | 3 Products Seats & Seating Systems Cabs and Sleeper BoxesWiper Systems, Mirrors & Controls Wire Harnesses & Controls Interior Trim

2017 Sales - $755 Million pg | 4 End Market ProductRegion Customer

pg | 5 North American Truck Market Global Construction Market Heavy-Duty Truck (Class 8) Source: Company website and filings, ACT Research. . • Forecasting services recently increased Class 8 builds for 2018 and 2019 • January 2018 Class 8 order levels highest since March 2006 • Freight tonnage and pricing is moving in positive direction • Medium-duty trucks – steady growth End Market Outlook 228 256 325 2016 2017 2018E  Construction continues to be supported by consumer spending and global trade  Low machinery inventories and high rental utilization have triggered demand increase  Elevated construction growth in Asia, Europe, and North America  North America – Up 28% in 2017  Europe – HD-MD machinery demand up 24% in 2017 12% 27%

Focus pg | 6 18% Fewer Sales 18% Fewer Sales 18% Fewer Sales • Improving employee engagement – Work environment – Career paths and development opportunities • Investment in products and capabilities – Core product line updates and new derivatives for target regions / segments – CVG Digital • Margin enhancement – Cost management with lean six sigma and supply chain actions – Price adjustments to reflect raw material increases – Electronic and other up-sell features • Order volatility management – Customer lead time discipline – Minimum order quantities – Sales and Operations Planning

Actions to Improve the Core pg | 7 18% Fewer Sales 18% Fewer Sales 18% Fewer Sales  CVG Digital  Digitalize process control, production reporting, and error proofing  Cloud-based manufacturing and design systems  New product capabilities  Expect efficiency and quality improvements; reduction of working capital  Process investments  Launched new interior trim automation in North America  High volume seat assembly cells in US and Europe in production  Wire harness capabilities in multiple regions  Lean Six Sigma program (Operational Excellence) – training and program expansion continues globally

CVG Digital Actions pg | 8 18% Fewer Sales 18% Fewer Sales 18% Fewer Sales Virtual Wiring Boards for rapid changeover Built-in Quality – Digital error proofing and smart processes Real time process monitoring and data tracking Digital design and validation speeds product development

Targets for Growth pg | 9 Global Truck and Bus Next Gen NA truck seat in production and quoting additional OEM platforms; new low cost region specific seat products; and launched trim for new Volvo, Daimler and Mack Trucks Wire harnesses – Europe, North America and Asia Expanding capacity in Wire Harness – Construction and off-road market demand is up; Penetrating truck, power generation, and industrial markets; Exploring extension into digital components New off-road seating product lines Construction and Ag seats available now (“SCIOX”) currently in development programs with major OEMs; Modular product allows customization for various applications. M&A could facilitate growth

Why CVGI? pg | 10 • Global capabilities • Strong customer relationships; customer-driven focus • Product innovation and design excellence • Major product brands • Improved process discipline – Lean Six Sigma • CVG Digital • 2018 and 2019 market outlook

Finance Update

pg | 12 See appendix for reconciliation of GAAP to non-GAAP financial measures Financial Results (Dollars in millions) Q4 2016 Q4 2017 Sales $ 150.0 $ 188.3 Up 26% Gross Profit $ 18.3 $ 23.2 Build volumes, commodity prices and Margin 12.2% 12.3 % labor markets SG&A $ 14.0 $ 14.2 Cost discipline in rising sales environment Operating Income $ 3.9 $ 8.6 Margin 2.6% 4.6 % Adjusted Operating Income $ 5.1 $ 8.2 Margin 3.4% 4.4% 100 bps improvement N.A. Class 8 Production (000's) 47 67 N.A. Class 5 - 7 Production (000's) 54 56

pg | 13 Business Segments - GTB See appendix for reconciliation of GAAP to non-GAAP financial measures (Dollars in millions) Q4 2016 Q4 2017 Sales $ 91.6 $ 113.7 Up 24% Gross Profit $ 11.6 $ 14.4 Build volumes and commodity prices Margin 12.7% 12.6 % SG&A $ 5.1 $ 4.8 Cost discipline in rising sales environment Operating Income $ 6.3 $ 9.3 Margin 6.8% 8.1 % Adjusted Operating Income $ 7.3 $ 8.7 Margin 7.9% 7.7 % Global Truck & Bus

pg | 14 Business Segments - GCA See appendix for reconciliation of GAAP to non-GAAP financial measures (Dollars in millions) Q4 2016 Q4 2017 Sales $ 60.4 $ 78.5 Up 30% Gross Profit $ 7.0 $ 9.2 Commodity prices and labor markets Margin 11.5% 11.7 % SG&A $ 4.4 $ 4.2 Cost discipline in rising sales environment Operating Income $ 2.5 $ 4.9 Margin 4.2% 6.3 % Adjusted Operating Income $ 2.8 $ 5.1 Margin 4.6% 6.5 % Global Construction and Agriculture

See appendix for reconciliation of GAAP to non-GAAP financial measures pg | 15 Capital Structure Capital Allocation: 1.) liquidity 2.) growth 3.) de-leverage 4.) return capital to shareholders (Dollars in millions) 2017 Principal Balance $ 173 Debt $ 173 Interest Rate LIBOR + 600 Less: Cash 52 Maturity April 2023 Net Debt $ 121 Interest Rate Swap $ 80 Adjusted EBITDA $ 52 Interest Rate 8.07% Maturity April 2022 Adjusted Gross Leverage 3.3 X Adjusted Net Leverage 2.3 X Commitment $ 65 Availability $ 61 Liquidity: Letters of Credit $ 2 Cash $ 52 Accordion $ 40 ABL Borrowing Base 61 Less: LOC (2) Liquidity $ 111 Moody's B2 / Stable S&P B / Stable Term Loan Asset Based Credit Facility Agency Ratings

Patrick Miller President and CEO Tim Trenary Chief Financial Officer Terry Hammett Treasurer and VP Investor Relations Commercial Vehicle Group, Inc. April 2018

Appendix GAAP to Non-GAAP Reconciliation

pg | 18 GAAP to Non-GAAP Reconciliation Adjusted Operating Income Reconciliation (Dollars in millions) Q4 2016 Q4 2017 Operating Income $ 3.9 $ 8.6 Marg 2.6% 4.6 % Special Items: Restructuring & Related 1.2 (0.4) Adjusted Operating Income $ 5.1 $ 8.2 Margin 3.4% 4.4%

pg | 19 GAAP to Non-GAAP Reconciliation Adjusted Operating Income Reconciliation LTM (Dollars in millions) Q4 2017 Operating Income $ 31.4 Special Items: Restructuring & Related 1.9 Litigation Settlement 2.4 Adjusted Operating Income $ 35.7

EBITDA & Adjusted EBITDA Reconciliation pg | 20 GAAP to Non-GAAP Reconciliation LTM (Dollars in millions) Q4 2017 Net Income $ (1.7) Interest Expense 19.1 Tax Provision 15.4 Depreciation 14.0 Amortization 1.3 EBITDA $ 48.1 Restructuring & Related 1.9 Litigation Settlement 2.4 Adjusted EBITDA $ 52.4

pg | 21 GAAP to Non-GAAP Reconciliation Business Segment Adjusted Operating Income Reconciliation (Dollars in millions) Q4 2016 Q4 2017 Q4 2016 Q4 2017 Operating Income $ 6.3 $ 9.3 $ 2.5 $ 4.9 Margin 6.8% 8.1% 4.2% 6.3 % Special Items: Restructuring & Related 1.0 (0.6) 0.3 0.2 Adjusted Operating Income $ 7.3 $ 8.7 $ 2.8 $ 5.1 Margin 7.9% 7.7% 4.6% 6.5 % Global Truck & Bus Global Construction and Agriculture